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EXHIBIT 32.2

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Take-Two Interactive Software, Inc. (the "Company") on Form 10-K for the period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lainie Goldstein, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 21, 2015	/s/ LAINIE GOLDSTEIN Lainie Goldstein Chief Financial Officer

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  EXHIBIT 32.2
TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002